EXHIBIT 24

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   Patricia C. Barron
                                   ------------------------
                                   Patricia C. Barron

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.




                                   William O. Bourke
                                   --------------------------
                                   William O. Bourke

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.




                                        John R. Hall
                                        ---------------------
                                        John R. Hall

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   Robert L. Hintz
                                   -------------------------
                                   Robert L. Hintz

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   William H. Joyce
                                   -----------------------
                                   William H. Joyce

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   Mylle Bell Mangum
                                   ------------------------
                                   Mylle Bell Mangum

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   D. Larry Moore
                                   ------------------------
                                   D. Larry Moore

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   James M. Ringler
                                   --------------------------
                                   James M. Ringler

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   Robert L. Vlasic
                                   ------------------------
                                   Robert L. Vlasic

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate (the "Statements"), for registration of up to 100,000 shares of Common Stock, without par value, of the Company to be issued and sold under the Reynolds Metals Company Performance Incentive Plan, as amended and restated effective January 1, 1996, and any and all amendments (including post-effective amendments) to the Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 19th day of January, 1996.



                                   Joe B. Wyatt
                                   ---------------------------
                                   Joe B. Wyatt